                                                                   EXHIBIT 10.19

                    EMPLOYEE BENEFITS TRANSFER AND ASSUMPTION
                                    AGREEMENT

                  AGREEMENT dated as of [            ], 1996,(1) among Ingram
Industries Inc., a Tennessee corporation ("INDUSTRIES"), Ingram Micro Inc., a Delaware corporation ("MICRO"), and Ingram Entertainment Inc., a Tennessee corporation ("ENTERTAINMENT" and, together with Industries and Micro, the "INGRAM COMPANIES").

                  NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINITIONS. (a) The following terms, as used herein, shall have the following meanings:

                  "CLOSING" and "CLOSING DATE" shall have the meanings ascribed thereto in the Exchange Agreement.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained at any time by any of the Ingram Companies or their Subsidiaries.

                  "ENTERTAINMENT EMPLOYEES" means those individuals listed on the payroll records of Entertainment or any Subsidiary thereof immediately after the Closing.

                  "ENTERTAINMENT GROUP" means all Entertainment Employees and Entertainment Retirees, including their respective beneficiaries.

                  "ENTERTAINMENT RETIREE" means each individual who was employed by Entertainment or any Subsidiary thereof

- --------
(1) To be dated the Closing Date under the Exchange Agreement.

immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries or is otherwise listed on Schedule 3 as an Entertainment Retiree.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

                  "EXCHANGE AGREEMENT" means the Exchange Agreement dated as of September 4, 1996 among the Ingram Companies and the other persons listed on the signature pages thereof.

                  "INDUSTRIES EMPLOYEES" means those individuals listed on the payroll records of Industries or any Subsidiary thereof immediately after the Closing.

                  "INDUSTRIES EQUITY-BASED PLANS" means the plans identified as such on Schedule 6 hereto.

                  "INDUSTRIES GROUP" means all Industries Employees and Industries Retirees, including their respective beneficiaries.

                  "INDUSTRIES RETIREE" means each individual who was employed by Industries or any Subsidiary thereof immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries and who is not otherwise a member of the Micro Group or Entertainment Group.

                  "MICRO COMMON STOCK" means shares of Class B common stock, par value $.01 per share, of Micro.

                  "MICRO EMPLOYEES" means those individuals listed on the payroll records of Micro or any Subsidiary thereof immediately after the Closing.

                  "MICRO GROUP" means all Micro Employees and Micro Retirees, including their respective beneficiaries.

                  "MICRO RETIREE" means each individual who was employed by Micro or any Subsidiary thereof immediately prior to such individual's retirement or other termination of employment from all Ingram Companies and their Subsidiaries or is otherwise listed on Schedule 3 as a Micro Retiree.

                  "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "REORGANIZATION AGREEMENT" shall have the meaning set forth in the Exchange Agreement.

                  "SUBSIDIARY" means, with respect to Industries, Entertainment or Micro, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person immediately after the Closing.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

Terms                                                             Sections
- -----                                                             --------
Actuarial Valuation                                                 3.03
Entertainment Assumed Liabilities                                   3.04
Entertainment Indemnified Person                                    5.01
Entertainment Plan Participants                                     3.03
Entertainment Retirement Plan                                       3.03
Entertainment Supplemental Retirement
  Assets and Liabilities                                            3.02
Entertainment Supplemental Thrift
  Assets and Liabilities                                            3.02
Entertainment Thrift Plan                                           3.01
ERP Amount                                                          3.03
Industries Indemnified Person                                       5.01
Industries Retained Liabilities                                     3.04
Industries Retirement Plan                                          3.03
Industries Supplemental Executive Retirement Plan                   3.02
Industries Supplemental Thrift Plan                                 3.02
Industries Thrift Plan                                              3.01
IRS                                                                 3.01
Loss                                                                5.02
Micro Assumed Liabilities                                           3.04
Micro Indemnified Person                                            5.02
Micro Plan Participants                                             3.03
Micro Retirement Plan                                               3.03
Micro Supplemental Retirement
  Assets and Liabilities                                            3.02
Micro Supplemental Thrift Assets
  and Liabilities                                                   3.02
Micro Thrift Plan                                                   3.01
MRP Amount                                                          3.03
PBGC                                                                3.03
Retained Retirement Assets and Liabilities                          3.03

Retained Supplemental Assets
  and Liabilities                                                   3.02
Retained Thrift Assets and Liabilities                              3.01

                                   ARTICLE II

                                   EMPLOYEES;
                               CERTAIN AGREEMENTS

                  SECTION 2.01. EMPLOYEES. Subject to the terms and conditions of this Agreement, effective at the time of the Closing, Industries, Micro and Entertainment or their respective Subsidiaries shall employ each Industries Employee, Micro Employee or Entertainment Employee, respectively. No provision of this Agreement, however, shall require any Ingram Company or any of their respective Subsidiaries to continue the employment of any of their respective employees following the Closing.

                  SECTION 2.02. CERTAIN AGREEMENTS. (a) Except as provided in
Section 2.02(b), this Agreement shall not apply or be deemed to apply to the Industries Equity-Based Plans and any options, awards, grants or sales made or to be made thereunder shall not be deemed to be Micro Assumed Agreements or Entertainment Assumed Agreements.

                  (b) Micro shall assume all liability relating to, and be responsible for, all incentive stock units granted to Mr. Lawrence Elcheson, under the Industries Equity-Based Plans. Industries shall inform Micro on a quarterly basis of the status of such liability, including any changes thereto.

                                   ARTICLE III

                      ALLOCATION OF ASSETS AND LIABILITIES

                  SECTION 3.01. INDUSTRIES THRIFT PLAN. (a) (i) As soon as practicable after and effective as of the Closing, Micro shall adopt or designate a profit-sharing plan with a salary reduction arrangement that covers the Micro Group and meets the requirements of Sections 401(a) and 401(k) of the Code ("MICRO THRIFT PLAN"). Micro agrees that all service credited under the Ingram Thrift Plan ("INDUSTRIES THRIFT PLAN") as of the Closing with respect to the Micro Group shall be credited under the Micro Thrift Plan for all plan purposes, including eligibility and vesting.

                  (ii) Within 30 days after the adoption or designation of the Micro Thrift Plan by Micro or as soon as practicable thereafter, Industries shall cause an amount, in cash or in kind as Industries and Micro shall agree, equivalent to the account balances of all members of the Micro Group under the Industries Thrift Plan as of the date of the transfer, to be transferred from the trust maintained under the Industries Thrift Plan to the trust maintained under the Micro Thrift Plan. Such transfer shall include the number of shares of Micro Common Stock allocable or attributable to the account balances of all members of the Micro Group. Such transfer of assets shall be made only after Micro has supplied to Industries either (A) a copy of an Internal Revenue Service ("IRS") determination letter finding the Micro Thrift Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Micro (with appropriate indemnities), in either case, to the effect that the Micro Thrift Plan has been established in accordance with the Code and ERISA, and an agreement that Micro will request a determination letter from the IRS and make any and all changes to the Micro Thrift Plan necessary to receive a favorable determination letter. Micro and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Micro Thrift Plan to ensure the ongoing operation and administration of the Micro Thrift Plan and the Industries Thrift Plan with respect to the Micro Group.

                  (iii) Notwithstanding anything herein to the contrary, each transfer to the Micro Thrift Plan of shares of Micro Common Stock pursuant to this Section shall be made in compliance with the provisions of the Transfer Restrictions Agreement, if any, of even date herewith among Micro and each of the other parties thereto, including Sections 2.1 and 3.7 thereof.

                  (b) (i) As soon as practicable after and effective as of the Closing, Entertainment shall adopt or designate a profit-sharing plan with a salary reduction arrangement that covers the Entertainment Group and meets the requirements of Sections 401(a) and 401(k) of the Code ("ENTERTAINMENT THRIFT PLAN"). Entertainment agrees that all service credited under the Industries Thrift Plan as of the Closing with respect to the Entertainment Group shall be credited under the Entertainment Thrift Plan for all plan purposes, including eligibility and vesting.

                  (ii) Within 30 days after the adoption or designation of the Entertainment Thrift Plan by

Entertainment or as soon as practicable thereafter, Industries shall cause an amount, in cash or in kind as Industries and Entertainment shall agree, equivalent to the account balances of all members of the Entertainment Group under the Industries Thrift Plan as of the date of transfer to be transferred from the trust maintained under the Industries Thrift Plan to the trust maintained under the Entertainment Thrift Plan. Such transfer shall include the number of shares of Micro Common Stock allocable or attributable to the account balances of all members of the Entertainment Group. Such transfer of assets shall be made only after Entertainment has supplied to Industries either (A) a copy of an IRS determination letter finding the Entertainment Thrift Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Entertainment (with appropriate indemnities), in either case, to the effect that the Entertainment Thrift Plan has been established in accordance with the Code and ERISA, and an agreement that Entertainment will request a determination letter from the IRS and make any and all changes to the Entertainment Thrift Plan necessary to receive a favorable determination letter. Entertainment and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Entertainment Thrift Plan to ensure the ongoing operation and administration of the Entertainment Thrift Plan and the Industries Thrift Plan with respect to the Entertainment Group.

                  (iii) Notwithstanding anything herein to the contrary, each transfer to the Entertainment Thrift Plan of shares of Micro Common Stock pursuant to this Section shall be made in compliance with the provisions of the Transfer Restrictions Agreement, if any, of even date herewith among Entertainment and each of the other parties thereto, including Sections 2.1 and
3.7 thereof.

                  (c) Industries shall retain all assets and liabilities under the Industries Thrift Plan except as otherwise provided in Section 3.01(a) and
(b) ("RETAINED THRIFT ASSETS AND LIABILITIES").

                  SECTION 3.02. INDUSTRIES SUPPLEMENTAL PLANS. (a) All liabilities under the Ingram Supplemental Thrift Plan ("INDUSTRIES SUPPLEMENTAL THRIFT PLAN") and the Ingram Industries Inc. Supplemental Executive Retirement Plan ("INDUSTRIES SUPPLEMENTAL RETIREMENT PLAN") to the extent applicable to any member of the Micro Group and any assets allocable to such liabilities shall be transferred to and assumed by Micro as of the Closing ("MICRO SUPPLEMENTAL ASSETS AND LIABILITIES").

                  (b) All liabilities under the Industries Supplemental Thrift Plan and the Industries Supplemental Retirement Plan to the extent applicable to any member of the Entertainment Group and any assets allocable to such liabilities shall be transferred to and assumed by Entertainment as of the Closing ("ENTERTAINMENT SUPPLEMENTAL ASSETS AND LIABILITIES").

                  (c) Industries shall retain all assets and liabilities under the Industries Supplemental Thrift Plan and the Industries Supplemental Retirement Plan except as otherwise provided in Section 3.02(a) and (b) hereof and Article 3 of the Reorganization Agreement ("RETAINED SUPPLEMENTAL ASSETS AND LIABILITIES").

                  SECTION 3.03. INDUSTRIES RETIREMENT PLAN. (a) (i) As soon as practicable after and effective as of the Closing, Micro shall adopt or designate a defined benefit plan ("MICRO RETIREMENT PLAN") that covers the members of the Micro Group listed as participants therein on Schedule 2 and
Schedule 3 ("MICRO PLAN PARTICIPANTS") and meets the requirements of Section 401(a) of the Code. Micro agrees that all service credited under the Ingram Retirement Plan (as amended effective January 1, 1989 and restated December 31,
1994) ("INDUSTRIES RETIREMENT PLAN") as of the Closing with respect to the Micro Plan Participants shall be credited under the Micro Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual; provided, however, that those individuals determined to be highly compensated employees under
Section 414(q) of the Code shall accrue their benefits on and after the Closing under an unfunded defined benefit plan that is not qualified under Section 401(a) of the Code.

                  (ii) Within 30 days after the adoption or designation of the Micro Retirement Plan by Micro or as soon as practicable thereafter, Industries shall cause an amount in cash or in kind determined as of the Closing pursuant to subparagraph (iii) below (the "MRP AMOUNT"), adjusted as set forth therein, to be transferred from the trust maintained under the Industries Retirement Plan to the trust maintained under the Micro Retirement Plan. Such transfer of assets shall be made only after Micro has supplied to Industries (x) either (A) a copy of an IRS determination letter finding the Micro Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (B) an opinion of counsel or a written representation from Micro (with appropriate indemnities), in either case, to the effect that the Micro Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Micro will request a determination letter from the IRS and make any and all changes to the Micro Retirement Plan necessary to receive a favorable determination letter and (y) information enabling the enrolled actuary for the Industries Retirement Plan to issue the certification required by Section 414(l) of the Code (Form 5310-A). Micro and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Micro Retirement Plan to ensure the ongoing operation and administration of the Micro Retirement Plan and the Industries Retirement Plan with respect to the Micro Plan Participants.

                  (iii) The MRP Amount shall be equal to that portion of the total value of the assets held in the Industries Retirement Plan, valued as of the Closing Date or as soon as practicable thereafter, that bears the same relation to such total as the aggregate present value of benefits (vested and non-vested, including special early retirement benefits and death benefit coverage both before and after the expected retirement ages of Micro Plan Participants) accrued under the Industries Retirement Plan for Micro Plan Participants, as determined in the Industries Retirement Plan actuarial valuation as of January 1, 1996 (the "ACTUARIAL VALUATION"), shall bear to the aggregate present value of such benefits accrued under the Industries Retirement Plan for all participants therein, in each case determined by Industries' enrolled actuary, using the projected unit credit funding method and based on the actuarial assumptions used for funding purposes as set forth in the Actuarial Valuation. The MRP Amount shall be adjusted as may be required by the Pension Benefit Guaranty Corporation ("PBGC") and the IRS to maintain the status of the Industries Retirement Plan or the Micro Retirement Plan as an employee pension plan meeting the requirements of Section 401(a) of the Code. Within at least 30 days prior to the Closing or as soon as practicable thereafter, Industries and Micro shall make any required governmental filings necessary to effect the asset transfers described herein, including the filing of IRS Form 5310-A.

                  (iv) The assets to be transferred to the trust maintained under the Micro Retirement Plan shall be held, invested and distributed as required under the Industries Retirement Plan and the related trust thereunder for the benefit of Micro Plan Participants during the MRP Transition Period, pending the transfer to the trust maintained under the Micro Retirement Plan pursuant to this Section 3.03(a).

Industries and Micro shall use their best efforts to effectuate the above transfer as promptly as possible following the Closing.

                  (b) (i) As soon as practicable after and effective as of the Closing, Entertainment shall adopt or designate a defined benefit plan that covers the Entertainment Employees and members of the Entertainment Group listed on Schedule 3 ("ENTERTAINMENT PLAN PARTICIPANTS") and meets the requirements of
Section 401(a) of the Code ("ENTERTAINMENT RETIREMENT PLAN"). Entertainment agrees that all service credited under the Industries Retirement Plan as of the Closing with respect to the Entertainment Plan Participants shall be credited under the Entertainment Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual.

                  (ii) Within 30 days after the adoption or designation of the Entertainment Retirement Plan by Entertainment or as soon as practicable thereafter, Industries shall cause an amount in cash or in kind determined as of the Closing pursuant to subparagraph (iii) below (the "ERP AMOUNT"), adjusted as set forth therein, to be transferred from the trust maintained under the Industries Retirement Plan to the trust maintained under the Entertainment Retirement Plan. Such transfer of assets shall be made only after Entertainment has supplied to Industries (x) either (A) a copy of an IRS determination letter finding the Entertainment Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (B) an opinion of counsel or a written representation from Entertainment (with appropriate indemnities), in either case, to the effect that the Entertainment Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Entertainment will request a determination letter from the IRS and make any and all changes to the Entertainment Retirement Plan necessary to receive a favorable determination letter and (y) information enabling the enrolled actuary for the Industries Retirement Plan to issue the certification required by
Section 414(l) of the Code (Form 5310-A). Entertainment and Industries shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Entertainment Retirement Plan to ensure the ongoing operation and administration of the Entertainment Retirement Plan and the Industries Retirement Plan with respect to the Entertainment Plan Participants.

                  (iii) The ERP Amount shall be equal to that portion of the total value of the assets held in the

Industries Retirement Plan, valued as of the Closing Date or as soon as practicable thereafter, that bears the same relation to such total as the aggregate present value of benefits (vested and non-vested, including special early retirement benefits and death benefit coverage both before and after the expected retirement ages of Entertainment Plan Participants) accrued under the Industries Retirement Plan for Entertainment Plan Participants, as determined in the Actuarial Valuation, shall bear to the aggregate present value of such benefits accrued under the Industries Retirement Plan for all participants therein, in each case determined by Industries' enrolled actuary using the projected unit credit funding method and based on the actuarial assumptions used for funding purposes as set forth in the Actuarial Valuation. The ERP Amount shall be adjusted as may be required by the PBGC and the IRS to maintain the status of the Industries Retirement Plan or the Entertainment Retirement Plan as an employee pension plan meeting the requirements of Section 401(a) of the Code. Within at least 30 days prior to the Closing or as soon as practicable thereafter, Industries and Entertainment shall make any required governmental filings necessary to effect the asset transfers described herein, including the filing of IRS Form 5310-A.

                  (iv) The assets to be transferred to the trust maintained under the Entertainment Retirement Plan shall be held, invested and distributed as required under the Industries Retirement Plan and the related trust thereunder for the benefit of Entertainment Plan Participants during the ERP Transition Period, pending the transfer to the trust maintained under the Entertainment Retirement Plan pursuant to this Section 3.03(b). Industries and Entertainment shall use their best efforts to effectuate the above transfer as promptly as possible following the Closing.

                  (c) Industries shall retain all assets and liabilities under the Industries Retirement Plan except as otherwise provided in Section 3.03(a) and (b) ("RETAINED RETIREMENT ASSETS AND LIABILITIES").

                  SECTION 3.04. ASSUMPTION OF LIABILITIES GENERALLY. (a) Subject to the terms and conditions of this Agreement, effective as of the Closing, Micro shall assume and agree to pay when due, honor and discharge, the following ("MICRO ASSUMED LIABILITIES"):

                  (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Micro Group which has been established or entered into by any of the Ingram Companies or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

                  (ii) all obligations and liabilities arising under the Micro Thrift Plan, the Micro Supplemental Assets and Liabilities and the Micro Retirement Plan;

                  (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Micro Group;

                  (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any of the Ingram Companies or any of their Subsidiaries to the extent applicable to any member of the Micro Group;

                  (v) all obligations and liabilities to any member of the Micro Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the Closing;

                  (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Micro Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

                  (vii) all statutory obligations and liabilities to any member of the Micro Group, which arise, directly or indirectly, by reason of the transactions contemplated by this Agreement.

                  (b) Subject to the terms and conditions of this Agreement, effective as of the Closing, Entertainment shall assume and agree to pay when due, honor and discharge, the following ("ENTERTAINMENT ASSUMED LIABILITIES"):

                  (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Entertainment Group which has been established or entered into by any Ingram

         Company or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

                  (ii) all obligations and liabilities arising under the Entertainment Thrift Plan, the Entertainment Supplemental Assets and Liabilities and the Entertainment Retirement Plan;

                  (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Entertainment Group;

                  (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any of the Ingram Companies or any of their Subsidiaries to the extent applicable to any member of the Entertainment Group;

                  (v) all obligations and liabilities to any member of the Entertainment Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the Closing;

                  (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Entertainment Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

                  (vii) all statutory obligations and liabilities to any member of the Entertainment Group which arises, directly or indirectly, by reason of the transactions contemplated by this Agreement.

                  (c) Subject to the terms and conditions of this Agreement, effective as of the Closing, Industries shall retain and agree to pay when due, honor and discharge, the following ("INDUSTRIES RETAINED LIABILITIES"):

                  (i) all obligations and liabilities arising under any employment, separation or retirement agreement or arrangement to the extent applicable to any member of the Industries Group which has been established or entered into by any of the Ingram Companies or any of their Subsidiaries, whether or not listed on any Schedule attached hereto;

                  (ii) obligations and liabilities arising under the Retained Thrift Assets and Liabilities, the Retained Supplemental Assets and Liabilities, and the Retained Retirement Assets and Liabilities;

                  (iii) all obligations and liabilities arising under the welfare benefit plans and other arrangements listed on or otherwise described in Schedule 4 hereto to the extent applicable to any member of the Industries Group;

                  (iv) all obligations and liabilities arising under any other employee benefit plan or arrangement maintained at any time by any Ingram Company or any of their Subsidiaries to the extent applicable to any member of the Industries Group;

                  (v) all obligations and liabilities to any member of the Industries Group in respect of the continuation of coverage rules under Sections 601 through 608 of ERISA and Section 4980B of the Code, including all liabilities and obligations relating to qualifying events that have occurred on or prior to the Closing;

                  (vi) all obligations and liabilities arising under any federal, state, local or foreign law, order or regulation (including, without limitation, ERISA and the Code) to the extent they relate to participation by any member of the Industries Group in any Employee Benefit Plan, whether relating to events occurring on or prior to the Closing or arising by reason of the transactions contemplated by this Agreement or otherwise; and

                  (vii) all statutory obligations and liabilities to any member of the Industries Group, which arise, directly or indirectly, by reason of the transactions contemplated by this Agreement.

                  (d) All obligations, liabilities and responsibilities arising out of or relating to workers' compensation shall be transferred among and assumed by the parties pursuant to the terms of the Risk Management Agreement dated as of the Closing among Industries, Micro and Entertainment.

                  SECTION 3.05. METHOD OF SETTLEMENT. Notwithstanding anything herein to the contrary, any transfer or assumption of liabilities pursuant to this Article III shall be effected through a corresponding adjustment in the relevant intercompany account balances of the parties hereto.

                  SECTION 3.06. FURTHER ASSURANCES. (a) On and after the date hereof, Industries will, at the reasonable request of Micro, execute, acknowledge and deliver all such endorsements, assurances, consents, assignments, transfers, conveyances, powers of attorney and other instruments and documents, and take such other actions necessary (i) to assign, transfer, convey and deliver to Micro, acting in its fiduciary capacity, all the assets to be transferred to Micro pursuant to Article III hereof and (ii) to assist Micro in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Micro to effect the transfer thereof and the assumption of the Micro Assumed Liabilities by Micro or otherwise appropriate to carry out the transactions contemplated hereby.

                  (b) On and after the date hereof, Industries will, at the reasonable request of Entertainment, execute, acknowledge and deliver all such endorsements, assurances, consents, assignments, transfers, conveyances, powers of attorney and other instruments and documents, and take such other actions necessary (i) to assign, transfer, convey and deliver to Entertainment, acting in its fiduciary capacity, all the assets to be transferred to Entertainment pursuant to Article III hereof, and (ii) to assist Entertainment in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Entertainment to effect the transfer thereof and the assumption of the Entertainment Assumed Liabilities by Entertainment or otherwise appropriate to carry out the transactions contemplated hereby.

                  (c) On and after the date hereof, each of Micro and Entertainment will, at the reasonable request of Industries, execute, acknowledge and deliver all such assumptions, endorsements and other instruments and documents, and take such other actions necessary (i) to assume, pay, honor and discharge the Micro Assumed Liabilities and Entertainment Assumed Liabilities, respectively, and (ii) to assist Industries in obtaining the consent and approval of all governmental bodies and other Persons required to be obtained by Industries to effect the transfer of the assets to be transferred to Micro or Entertainment pursuant to Article III hereof, respectively, and the assumption of the Micro Assumed Liabilities and Entertainment Assumed Liabilities by Micro and Entertainment, respectively, or otherwise appropriate to carry out the transactions contemplated hereby.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. CERTAIN INDUSTRIES REPRESENTATIONS. Industries hereby represents and warrants to Micro and Entertainment on the date hereof that the Industries Thrift Plan and the Industries Retirement Plan have been established in accordance with the Code and ERISA, are qualified under Section 401(a) of the Code, have been so qualified during the period from their adoption to the date hereof and each will be so qualified as of the date of the transfers referred to in Section 3.01 and 3.03 respectively, and that each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code.

                                    ARTICLE V

                                 INDEMNIFICATION

                  SECTION 5.01. INDEMNIFICATION BY MICRO. Micro agrees to indemnify and hold harmless Entertainment and its Subsidiaries and their respective directors, officers, agents and employees (each, an "ENTERTAINMENT INDEMNIFIED PERSON") and Industries, its Subsidiaries and their respective directors, officers, agents and employees (each, an "INDUSTRIES INDEMNIFIED PERSON") from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "LOSS") incurred or suffered by such Entertainment Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Micro Assumed Liabilities.

                  SECTION 5.02. INDEMNIFICATION BY ENTERTAINMENT. Entertainment agrees to indemnify and hold harmless Micro and its Subsidiaries and their respective directors, officers, agents and employees (each, a "MICRO INDEMNIFIED PERSON") and each Industries Indemnified Person from any and all Losses, incurred or suffered by such Micro Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Entertainment Assumed Liabilities.

                  SECTION 5.03. INDEMNIFICATION BY INDUSTRIES. Industries agrees to indemnify and hold harmless each Entertainment Indemnified Person and each Micro Indemnified Person from any and all Losses, incurred or suffered by such Micro Indemnified Person or Industries Indemnified Person, as the case may be, arising out of or related to the Industries Retained Liabilities.

                                   ARTICLE VI

                               GENERAL PROVISIONS

                  SECTION 6.01. PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person not a party any rights and remedies hereunder.

                  SECTION 6.02. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflict of laws provisions.

                  SECTION 6.03. HEADINGS. The Section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  SECTION 6.04. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties in respect of the subject matter contained herein and neither this Agreement nor any term or provision hereof may be amended or changed except by an instrument in writing signed by Industries, Micro and Entertainment. Industries shall deliver prompt written notice to each other party hereto of any amendment to this Agreement approved pursuant to this Section.

                  SECTION 6.05. ASSIGNMENTS. This Agreement shall not be assignable by any party, without the written consent of the other parties hereto. No assignment of any right or benefit hereunder shall relieve any obligation of the assignor hereunder without the written consent of the other party.

                  SECTION 6.06. NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of Industries. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 6.06.

                  SECTION 6.07. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                  SECTION 6.08. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                  INGRAM INDUSTRIES INC.

                                  By:__________________________________________
                                     Name:
                                     Title:
                                     One Belle Meade Place
                                     4400 Harding Road
                                     Nashville, TN  32705
                                     Telecopy:  (615) 298-8242

                                  INGRAM MICRO INC.

                                  By:__________________________________________
                                     Name:
                                     Title:
                                     1600 East Saint Andrew Place
                                     Santa Ana, CA  92705
                                     Telecopy:  (714) 566-7900

                                  INGRAM ENTERTAINMENT INC.

                                  By:__________________________________________
                                     Name:
                                     Title:
                                     Two Ingram Boulevard
                                     La Vergne, TN  37086
                                     Telecopy:  (615) 287-4985

                          SCHEDULES TO EMPLOYEE BENEFIT
                        ASSUMPTION AND SERVICES AGREEMENT

Schedule 1                      [RESERVED]

Schedule 2                      Current Micro Retirement Plan Participants

Schedule 3                      Allocation of Certain Current or Former
                                Employees

Schedule 4                      Welfare Benefit Plans and Other
                                Arrangements

Schedule 5                      [RESERVED]

Schedule 6                      Industries' Equity-Based Plans

                                                                      SCHEDULE 1

                                   [RESERVED]

                                                                      SCHEDULE 2

                   CURRENT MICRO RETIREMENT PLAN PARTICIPANTS

                    [FINAL LIST TO BE PROVIDED AS OF CLOSING]

MICRO PLAN PARTICIPANTS

Antonucci, Maureen J.
Atkinson, Caryn Ann
Baldwin, Susan C.
Blueweiss, Lynn L.
Browning, Frank E.
Buchnowski, Barbara
Convertini, Philip A.
Cook, Michael J.
Cooney, Lynn Anne
Crowe, Mary Jane C.
Dean, Celeste
DiCarlo, Geraldine
DiMarco, Peter F.
Dixon, Kent W.
Elkington, Robert S.
Evans, David T.
Gajewski, Cheryl A.
Gilcart, Daughn M.
Healy, Patrick J.
Henning, Thomas P.
Hinshaw, Sylvia Y.
Hiser, March D.
Imiola, Donna
Johnson, Paul D.
Kalman, Rob P.
Lepore, Robert J.
Lewis-Johnson, Karen
Long, Geraldine
Mesel, James D.
Montgomery, Robert L.
Morehouse, Elizabeth
Pelino, Gary
Rockey, Emerson T.
Rung, Leon P.
Rutan, William H.
Scherrer, Henry
Schmidt, Wallace M.
Schwind, Robert A.

Sherwood, Donna M.
Taravella, Stephen
Thornton, Lynne M.
Trinca, Joseph S.
Tuzzo, Mark
Wendt, Janet E.
Willoughby, Donald D.
Wiser, Brian D.

"Highly Compensated Employees" (as determined under Section 414(q) of the Code) will not accrue additional benefits under the Micro Retirement Plan following the Closing. Accordingly, Credited Service, Final Average Earnings and Final Excess Average Earnings will not increase for any member of the Micro Group during any Plan Year that such individual is a Highly Compensated Employee as determined under such Plan. Highly Compensated Employees will accrue benefits following the Closing under an unfunded non-qualified defined benefit plan.

                                                                      SCHEDULE 3

                ALLOCATION OF CERTAIN CURRENT OR FORMER EMPLOYEES

            EMPLOYEES DUE BENEFITS AND NOT CURRENTLY ACCRUING FUTURE
                         BENEFITS UNDER RETIREMENT PLAN

                    [FINAL LIST TO BE PROVIDED AS OF CLOSING]

ENTERTAINMENT GROUP

Soc Sec No                            Name
V415703657                           J.H. Baker
V409274568                           M. Barrett
V409337748                           T. Barrett
V342441493                           L. Barringer
V409648748                           N.C. Batte
V429822792                           D.K. Bishop
V467490589                           M. Blum
V002368165                           J.G. Bradley
V477069515                           R. Burcholz
V546881493                           M. Cherry
V412887970                           S.B. Close
V410113680                           T. Cunningham
V499845882                           T. Davis
V477901882                           D. Decker
V554157389                           R. Delayo
V285520744                           C.E. Dodson
V415623250                           I. Donelson II
V415373976                           K. Dowell
V294466866                           K. Eades
V415152522                           L. Ferrell
V408984163                           V.R. Green
V541047950                           E.M. Hoffmann
V453804355                           H. Hoffner
V414333411                           K. Mallory
V086381549                           C. Morse
V410700318                           D. Mullins
V408113807                           R.L. Parker
V414291830                           S. Pennington
V524190712                           K. Perry
V409295428                           C. Potts
V416609204                           K. Rabinovitz
V474545997                           M.J. Silsbee
V242157161                           J.K. Smith
V541763931                           J. Stabler
V542568688                           M.O. Stewart
R515148768                           G.J. Sullivan
V573610828                           C. Varbosa
V257372813                           L. White

MICRO GROUP

 Soc Sec No                             Name
V133640502                           B.R. Atkinson
V097500603                           L. Balash
V603104521                           R.M. Barragan
V075608147                           J.M. Bax
V122669921                           J. Bellamy
V557948682                           C. Benavines
V098423660                           T.T. Booker
V411922893                           M.R. Briggs
V117506731                           W.M. Brooks
V116606554                           J.J. Burket
V105486357                           E. Bush
V072565601                           M.C. Cameron
V546414899                           R. Carbonniere
V090524387                           L.M. Close
V341527490                           A. Cobb
V059642350                           T. Colombo
V085567893                           C. Curley-Rolan
V087547829                           R. Daniels
V126489159                           J. Davis
V064445120                           D.M. Dillon
V095661919                           L. Dolan
V098340724                           M. Dominguez
V103323285                           W. Drescher Jr
V055623522                           R.F. Drumsta
V140401850                           R. Eisner
V050669556                           E.M. Elkington
V088606541                           R. Ensminger
V096508617                           M.A. Fatta
V083525241                           K.T. Flanagan
V088562528                           J. Fleshler
V054564648                           W.P. Flynn
V093626371                           M. Fohl
V129563761                           R. Franklin
V125382674                           L.D. Gorbaty
V118489104                           G. Harris
V081586434                           A. Hecht
V080440395                           G.J. Henzler
V126488210                           P.J. Hickman
V064446032                           K. Holley
V034481251                           M. Islam
V111603530                           C. Joensen
V126488560                           D.M. Kempa
V114522171                           M.R. Kipler
V057408654                           A. Kosowski
V122561866                           P.J. Kozlowski
V094600762                           L.A. Kubik
V117403527                           S. Kuhn
V088540003                           P.M. Kuhn
V061462495                           M. Laudan
V083520461                           K.L. Lintner
V075344931                           A. Lombardo
V083508444                           D.E. Maefs
V134568725                           J.P. Marchiano
V075565613                           B. Maynard
V090265795                           F. McCarthy
V557822649                           D. Messerli
V116509083                           N.F. Meyer
V080529496                           H. Mis
V106584443                           R. Nelson
V509447415                           M.L. Newcomb
V093608315                           J.A. Oberther
V128505759                           J. Oexle
V121627308                           B.A. Orlow
V105608203                           M. Pawliske
V064380586                           R. G. Perryman
V063568828                           C.E. Petrosian
V086647849                           T. Pitts
V073641965                           P.R. Porto
V096546594                           L. Pratt
V093441685                           C.M. Prible
V099404220                           J.L. Ptak
V057563872                           S. Quick
V574164708                           L.S. Ricci
V116509656                           A. Roberto
V052604564                           T.J. Sager
V562472771                           L. Schneider
V105483237                           C. Siembida
V095485350                           B. Singleteary
V075665471                           M.J. Sterry
V082521426                           J.F. Tabbi
V111648494                           B.J. Trinca
V092624756                           J. Vigneron
V052509346                           S.A. Wadsworth
V094520519                           L. Wesolowski
V210263090                           G. Will
V128426423                           L.D. Williams
V050469043                           D. Willoughby
V120407126                           M.F. Witkowski

                                                                      SCHEDULE 4

                  WELFARE BENEFIT PLANS AND OTHER ARRANGEMENTS

INDUSTRIES PLANS AND ARRANGEMENTS

Ingram Health Care Plan
Ingram Dental Care Plan
Ingram DMO (Cigna) Plan
Ingram Vision Care Plan
Ingram Long Term Disability Plan
Ingram Industries Dependent Care Plan
Ingram Industries Flexible Benefits Plan
Group Life Plan for All Employees
Group AD&D Plan for All Employees
Ingram Assistance Plan
Accrued Vacation Benefits
Accrued Sick Leave

MICRO PLANS AND ARRANGEMENTS

Ingram Micro Health Care Plan
Ingram Micro Dental Care Plan
Ingram Micro DMO (Cigna) Plan
Ingram Micro Vision Care Plan
Ingram Micro Long Term Disability Plan
Ingram Micro Dependent Care Plan
Ingram Micro Flexible Benefits Plan
Ingram Micro Group Life Plan for All Employees
Ingram Micro Group AD&D Plan for All Employees
Ingram Micro Assistance Plan
Accrued Vacation Benefits
Accrued Sick Leave

ENTERTAINMENT PLANS AND ARRANGEMENTS

Ingram Entertainment Health Care Plan
Ingram Entertainment Dental Care Plan
Ingram Entertainment DMO (Cigna) Plan
Ingram Entertainment Vision Care Plan
Ingram Entertainment Long Term Disability Plan
Ingram Entertainment Dependent Care Plan
Ingram Entertainment Flexible Benefits Plan
Ingram Entertainment Group Life Plan for All Employees
Ingram Entertainment Group AD&D Plan for All Employees
Ingram Entertainment Assistance Plan
Accrued Vacation Benefits
Accrued Sick Leave

                                                                      SCHEDULE 5

                                   [RESERVED]

                                                                      SCHEDULE 6

                          INDUSTRIES EQUITY-BASED PLANS

Ingram Industries Inc. 1994 Nonqualified Stock Option Plan Ingram Industries Inc. 1994 Incentive Stock Option Plan
Ingram Industries Inc. 1990 Nonqualified Stock Option Plan Ingram Industries Inc. 1990 Incentive Stock Option Plan
Ingram Industries Inc. 1986 Employee Incentive Stock Option Plan Ingram Industries Inc. 1985 Employee Incentive Stock Option Plan Ingram Industries Inc. 1992 Incentive Stock Unit Plan
Ingram Industries Inc. 1990 Incentive Stock Unit Plan
Ingram Industries Inc. 1987 Executive Incentive Plan
Ingram Industries Inc. 1986 Executive Incentive Plan
Ingram Micro Holdings Inc. 1992 Incentive Stock Unit Plan
Ingram Micro D Inc. (Delaware) Incentive Stock Unit Plan